June 18, 2013 Prudential Financial, Inc. Financial Strength Symposium Exhibit 99.2

Forward-Looking Statements

Financial Strength Symposium 6.18.2013
Certain of the statements included in this presentation constitute forward-looking statements within the meaning of the U. S. Private Securities
Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “includes,”  “plans,” “assumes,” “estimates,” “projects,”
“intends,” “should,” “will,” “shall,” or variations of such words are generally part of forward-looking statements.  Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential
Financial, Inc. and its subsidiaries.  There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others:  (1) general economic, market and political conditions, including the performance and fluctuations of fixed income, equity, real estate and other financial markets; (2) the availability and cost of additional debt or equity capital or external financing for our operations; (3) interest rate fluctuations or prolonged periods of low interest rates; (4) the degree to which we choose not to hedge risks, or the potential ineffectiveness or insufficiency of hedging or risk management strategies we do implement, with regard to variable annuity or other product guarantees; (5) any inability to access our credit facilities;
(6) reestimates of our reserves for future policy benefits and claims; (7) differences between actual experience regarding mortality, longevity, morbidity, persistency, surrender experience, interest rates or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes; (8) changes in our assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (9) changes in assumptions for retirement expense; (10) changes in our financial strength or credit ratings; (11) statutory reserve requirements associated with term and universal life insurance policies under Regulation XXX and Guideline AXXX; (12) investment losses, defaults and counterparty non-performance; (13) competition in our product lines and for personnel; (14) difficulties in marketing and distributing products through current or future distribution channels; (15) changes in tax law; (16) economic, political, currency and other risks relating to our international operations; (17) fluctuations in foreign currency exchange rates and foreign securities markets; (18) regulatory or legislative changes, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (19) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (20) adverse determinations in litigation or regulatory matters and our exposure to contingent liabilities, including in connection with our divestiture or winding down of businesses; (21) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life; (22) ineffectiveness of risk management policies and procedures in identifying,  monitoring and managing risks;
(23) effects of acquisitions, divestitures and restructurings; (24) interruption in telecommunication, information technology or other operational systems or failure to maintain the security, confidentiality or privacy of sensitive data on such systems; (25) changes in statutory or U.S. GAAP accounting principles, practices or policies; (26) Prudential Financial, Inc.’s primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations and the ability of the subsidiaries to pay such dividends or distributions in light of our ratings objectives and/or applicable regulatory restrictions; and (27) risks due to the lack of legal separation between our Financial
Services Businesses and our Closed Block Business. Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-looking statement included in this presentation.
See “Risk Factors” included in Prudential Financial, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2012 for discussion of certain risks relating to our businesses and investment in our securities.
Prudential Financial, Inc. of the United States is not affiliated with Prudential PLC which is headquartered in the United Kingdom.

Non–GAAP Measures

Financial Strength Symposium 6.18.2013
This presentation includes references to “adjusted operating income.” Adjusted operating income is a non-GAAP measure of performance of our Financial
Services Businesses.  Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses.  Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.
Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are
part of a hedging program related to the risk of those products.   Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.
Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-
rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of these transactions. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Discontinued operations, which is presented as a separate component of net income under GAAP, is also excluded from adjusted operating income.
We believe that the presentation of adjusted operating income as we measure it for management purposes enhances understanding of the results of operations of the Financial Services Businesses by highlighting the results from ongoing operations and the underlying profitability of our businesses.
However, adjusted operating income is not a substitute for income determined in accordance with GAAP, and the adjustments made to derive adjusted operating income are important to an understanding of our overall results of operations.
Return on equity (“ROE”) based on adjusted operating income is determined by dividing adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation) by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income.
Our expectations of ROE potential are based on after-tax adjusted operating income. Because we do not predict future realized investment gains / losses or recorded changes in asset and liability values that are expected to ultimately accrue to contractholders, we cannot provide a measure of our ROE expectations based on income from continuing operations of the Financial Services Businesses, which is the GAAP measure most comparable to adjusted operating income.
The information referred to above, as well as the risks of our businesses described in our Annual Report on Form 10-K for the year ended December 31,
2012, should be considered by readers when reviewing forward-looking statements contained in this presentation.  Additional historical information relating to our financial performance is located on our Web site at www.investor.prudential.com.

Reconciliation for Individual Annuities Pre-Tax Adjusted
Operating Income excluding Indicated Disclosed Items
4
Financial Strength Symposium 6.18.2013
2007 2008 2009 2010 2011 2012
Individual Annuities pre-tax adjusted operating income 652 $     (955) $    672 $     950 $     662 $     1,039 $
Reconciling items:
Unlockings and experience true-ups
(1)
80 (1,320) 359 336 (222) 81
Write off of Allstate goodwill - (97) - - - -
Reinsurance contract refinement
(2)
- - - 25 - -
Expenses estimated in excess of baseline level - - - - - (17)
Impairment of capitalized software - - - - - (9)
Sub-total 80 (1,417) 359 361 (222) 55
Individual Annuities pre-tax adjusted operating income
excluding disclosed items indicated above
572 $     462 $     313 $     589 $     884 $     984 $
1) included adjustments of amortization of deferred policy acquisition costs and other amortization items, and reserves for guaranteed minimum death and income benefits
2) represents refinements based on a review and settlement of reinsurance contracts related to acquired business

Reconciliation for International Insurance Pre-Tax Adjusted
Operating Income excluding Indicated Disclosed Items
5
2008 2009 2010 2011 2012
International Insurance pre-tax adjusted operating income 1,581 $   1,651 $   1,887 $   2,263 $   2,704 $
Reconciling items:
China Pacific gains -          -          66           237         60
Star / Edison transaction and integration costs -          -          -          (213)        (138)
Sub-total -          -          66           24           (78)
International Insurance pre-tax adjusted operating income excluding disclosed items indicated above
1,581 $   1,651 $   1,821 $   2,239 $   2,782 $
Financial Strength Symposium 6.18.2013

Prudential Financial, Inc. Robert Falzon Executive Vice President and Chief Financial Officer Prudential Financial, Inc.

Delivering Superior Value 2 Financial Strength Symposium 6.18.2013 Superior Value Proposition for Customers, Creditors & Investors Sustainable ROE Strong Ratings Financial Strength

Capital
Redeployment
Organic
Growth
from Superior
Business
Mix
Financial
Strength
Key Drivers of ROE
3
Financial Strength Symposium 6.18.2013
Talent Imperative
(1) For the Financial Services Businesses (“FSB”).  The target is based on after-tax adjusted operating income as well as an average equity assumption.
ROE Target of
ROE Target of
13-14% in 2013
13-14% in 2013
(1) (1)

4
Financial Strength Founded in Business Approach
Financial Strength
Begins with
Selection of
Businesses
and Risks
• Quality businesses
• Market leader
• Seasoned management
• Strong fundamentals
• Credible diversification
through mix of businesses
and risks
• Superior execution on
acquisitions and capital
redeployment that:
• Complement established
strategies
• Leverage capabilities
• Appropriate and
sustainable ROE
Financial Strength Symposium 6.18.2013

Value Added Business Models
5
Financial Strength Symposium 6.18.2013
Solutions to
address growing
retirement and
protection needs
in the world’s
largest markets
Actuarial
Skills
Investment
Skills
Risk
Management
Capabilities
Strategic initiatives in targeted growth markets
Competitive position in critical retail and institutional distribution channels driven by brand, financial strength and product innovation

1Q13 PRE-TAX ADJUSTED OPERATING INCOME $1.8 BILLION[1]

Prudential

Diversified Mix of High Quality Businesses and Risks
6
Financial Strength Symposium 6.18.2013
1) Pre-tax AOI for Financial Services Businesses excludes Corporate and Other operations.
Insurance
Risk
Market
Risk
International
Insurance
Individual
Life
Group Insurance
Retirement
Individual Annuities
Asset
Management

Superior Execution on Acquisitions and Capital Redeployment
7
Financial Strength Symposium 6.18.2013
June 2010:
Korean
Asset Mgt.
Operations
Disposition
First half 2012:
Discontinued
Sales of
Long-term
Care Insurance
Dec. 2011:
Afore XXI
(Mexican
Asset Mgt.)
Disposition
Dec. 2011:
Prudential Real
Estate &
Relocation
Services
Disposition
November
2012:
GM
Pension
Risk
Transfer
Transaction
($25 billion)
Domestic Acquisitions Joint Ventures Dispositions/
Discontinued Operations
April 2001:
Kyoei Life
(now
Gibraltar)
Japan
($1.2 billion)
May 2003:
American
Skandia
Variable
Annuities
($1.2 billion)
July 2003:
JV of
Prudential
Securities
Retail
Brokerage with
Wachovia Sec.
($1.0 billion)
April 2004
CIGNA
Retirement
Business
May 2006:
Allstate’s
Variable
Annuity
Business
($0.6 billion)
February
2011:
Star/Edison
Japan
($4.2
billion)
August 1999:
Healthcare
Disposition
4Q  2003:
Property &
Casualty
Disposition
Dec. 2009:
Sale of JV Interest to
Wells Fargo
$4.5 billion
July 2011:
Global
Commodities
Disposition
Pension Risk Tranfer
Transactions
December
2012:
Verizon
Pension
Risk
Transfer
Transaction
($8 billion)
January
2013:
Hartford’s
Individual
Life
Business
($0.6 billion)
International Acquisitions
($2.1 billion)

Roadmap to Sustainable and Appropriate ROE
(1)
8
Financial Strength Symposium 6.18.2013
2011
BASELINE
(2)
11%
2013
TARGET
13 -14%
CAPITAL DEPLOYMENT
• PRT
• Hartford
• Shareholder Distributions
BUSINESS ROE EXPANSION
• Higher Margins
• Business Growth
• Star/Edison Integration
1) For Financial Services Businesses (FSB).  Based on average attributed equity excluding total accumulated other comprehensive income.
2) Represents Return on Equity (ROE) for the FSB excluding market driven and discrete items disclosed in the Company’s earnings press releases.
Reflects the adoption of amended accounting guidance for deferred policy acquisition costs effective January 1, 2012, and the discretionary change in accounting principle related to the Company's pension plans.

Foreign Currency Risk Management
9
Financial Strength Symposium 6.18.2013
Accounting
Remeasurement
Asset-Liability
Management
Shareholder Value in US$
• Income and Cash Flow
• Equity Value
Non-Economic Noise
Well Matched FX
Comprehensive
Hedging Program
Potential Exposure
Risk Management

Japanese Yen Income Hedge
• Roughly 50% of Japan’s earnings are Yen-based
• Yen-based AOI is hedged over a 36 month rolling basis using a series of FX forwards with laddered maturities
• The Yen plan rate is derived from the weighted average hedged rate
• Hedging Yen-based AOI protects the USD value of Japan capital repatriation
Income Hedges
2013 2014 2015 2016
% of Yen AOI Hedged
(1)
100% ~80% ~35% ~5%
Plan Rates (¥/$) ¥80
(1)  Percentage of expected yen-based adjusted operating income hedged as of 3/31/13.
10
Financial Strength Symposium 6.18.2013

Edward Baird Executive Vice President and Chief Operating Officer, International Prudential International Insurance

2
Financial Strength Symposium  6.18.2013
Key Messages
• Proven strategy and successful execution
• High ROE, steady AOI growth, low volatility
• Core Life Planner model supplemented by multiple channels
• Leading position in Japan, expanding in other markets

3 Financial Strength Symposium 6.18.2013 Overview

Financial Strength Symposium  6.18.2013
2012 Snapshot
Market Leader in Japan
2012 Operation Highlights
(1)
Annual Sales
In-force Policies
In-force Face Amount
Captive Agents
Bank Partners
Independent Agencies
Employees
Pre-Tax AOI
AOI CAGR (2007 - 2012)
ROE
$4 billion
12 million
$877 billion
~18,000
70+
~3,400
~28,000
$2.8 billion
15%
17.5%
Broad Channel & Product Diversification
1) Pre-tax Adjusted Operating Income (AOI) excludes Star / Edison integration costs and gains on China Pacific investment. Return on Equity (ROE) is based on after-tax AOI excluding aforementioned items and overall effective tax rate for the Financial Services Businesses.  Foreign denominated activity and face amount are translated into U.S. dollars at 2013 plan exchange rates including Japanese yen 80 per U.S. dollar, and Korean won 1,160 per U.S. dollar.  U.S.
denominated activity is included based on the amounts as transacted in U.S. dollars.

Financial Strength Symposium  6.18.2013
Our Historical Strategy and
Business Model…
…Is the Foundation For Our
Evolving Strategy
Concentrate on a limited number of
attractive countries
Target the affluent and mass-
affluent consumer
Needs-based selling
Proprietary distribution based on
selective recruiting, professional
training, performance-based
variable compensation
Historical focus on death
protection insurance
Concentrate on a limited number of
attractive countries
Expand the breadth and depth of our
capabilities in those countries
Target middle to mass-affluent
consumer and small/medium
business market
Diversify distribution and products to
meet additional customer needs
Maintain our proven discipline,
quality, and execution in all markets,
channels, products, and customer
relationships
The Evolution of our International Strategy

Financial Strength Symposium  6.18.2013
$538
$525
$65
$210
$175
$114
United
States
Japan Asia ex-
Japan
Latin
America
United
Kingdom
France Germany
World Life Insurance Markets
• Japan is the largest market in the world after the U.S.
• South East Asia is growing fast, but the market size is still small (<2% of world)
1) Source: Swiss Re.  Based on 2011 life premium volume, foreign denominated activity translated to U.S. dollars at average exchange rates for 2011.
2) World total life premiums are $2,627 billion. Chart not  inclusive of the remainder of Europe, Africa, Oceania and Canada.
2011 Life Insurance Premiums
(1)(2)
($ billions)
$417
China China
Korea Korea
Taiwan Taiwan
India India
SE Asia SE Asia
Other Other

Financial Strength Symposium  6.18.2013
Growing Sales Throughout Multiple Channels
Annualized New Business Premiums
(1)
$1,389
$1,545
$1,929
$3,157
$4,051
• Bank and Independent Agency channels supplement tied agency channels
($ millions)
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
2008 2009 2010 2011 2012
Independent Agency
Bank
Life Consultant
Life Planner
1)
Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 80 per U.S. dollar; Korean won 1,160 per U.S. dollar.

Financial Strength Symposium  6.18.2013
2008 2009 2010 2011 2012
All Others
Taiwan
Brazil
Korea
Japan Success Supplemented by Other Markets
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Korean won 1,160 per U.S. dollar.
Annualized New Business Premiums
(1)
Ex Japan
$355
$311
$270 $271
$229
($ millions)

Financial Strength Symposium  6.18.2013
2008 2009 2010 2011 2012
Investment Margin
Mortality, Expense
& Other Margin
Sustained Earnings Growth Through
Challenging Markets and Events
1) Pre-tax AOI excludes  the net of Star / Edison transaction and integration costs and gains on China Pacific investment of $66 million in 2010, $24 million in 2011, and $(78) million in 2012.
2) CAGR based on 2007 – 2012 (5 Year).
Pre-Tax Adjusted Operating Income
(1)
($ millions)
$1,581
$1,651
$1,821
$2,239
$2,782

Financial Strength Symposium  6.18.2013
21.2%
15.9%
17.5%
2010 2011 2012
High Return on Equity Driven by Fundamentals
1) Based on after-tax AOI of our International Insurance operations excluding Star / Edison transaction and integration costs and gains on China Pacific investment, using overall effective tax rate for the Financial Services Businesses and associated attributed equity.
Return on Equity
(1)
• Star / Edison integration contributes to ROE performance

11 Financial Strength Symposium 6.18.2013 Life Planner / Prudential of Japan

Financial Strength Symposium  6.18.2013
Beneficial Cycle of Life Planner Model
Superior
Returns &
Steady
Growth
• Providing financial security over lifetime of customers drives our beneficial cycle
High Income
for Life
Planner
High
Customer
Satisfaction
Quality
Referrals
1) Data based on 2012 Prudential of Japan (POJ).  Annualized new business premiums produced by each Life Planner (LP) in a month; foreign denominated activity translated to U.S. dollars at uniform exchange rate, Japanese yen 80 per U.S. dollar. Number of new policies sold per LP per month, including medical and cancer policies. Total retention for agents in all service years. 13 month policy persistency measured based on face amount, 12-month rolling average data.
Productivity
$26,700 AP per LP month
7.5 policies per LP month
(1)
Retention
90.5%
(1)
Persistency
95.0%
(1)
High Policy
Persistency
Quality
People
Quality
Products
Quality
Service
High Life
Planner
Productivity
High Life
Planner
Retention
th

MDRT The Premier Association of Financial Professionals®

POJ
Sony
MetLife Alico
Gibraltar
Dai-ichi
Nippon
Meiji-Yasuda
Sumitomo

Prudential

Financial Strength Symposium  6.18.2013
Quality People
• Industry leading Million Dollar Round Table memberships
• Prudential of Japan has the highest number of MDRT members in the Japanese industry for 16 consecutive years
(1)
MDRT Japan Membership
(1)
29% of POJ Life Planners
are MDRT members –
Highest percentage
in industry
(1)
945
665
445
300
157
115
111
43
1)
Source:  Million Dollar Round Table Association, Japan - membership data as of 4/18/13.

Financial Strength Symposium  6.18.2013
Quality Business
Prudential of Japan
12  Month LP Retention
(1)
Life Planner AP Productivity
(1)
• Quality focused Life Planner operation drives both the top-line and the bottom-
line growth
Total LP Retention
(1)
th
$17,500
$17,800
$19,900
$22,000
$26,700
83.3%
80.7%
82.1%
88.3%
87.0% 87.0%
89.9% 90.5%
2008 2009 2010 2011 2012
79.7%
78.7%
1)
Annualized new business premiums produced by each LP in a month. Total LP retention for Life Planners in all service years; percentage of Life
Planners at beginning of year who are still active at end of year. 12th month LP retention based on 12-month rolling average data.

Financial Strength Symposium  6.18.2013
Quality Service
• According to J.D. Power Asia Pacific, Prudential of Japan is the highest in customer satisfaction for three years in a row
• Satisfied customers, high policy persistency
#1
Customer Satisfaction
(1)
Policy
Persistency
(2)
95%
2011
2012 2013
#1
#1
1) J.D. Power Asia Pacific 2011 - 2013 Japan Life Insurance Contract Satisfaction Studies and 2011 - 2013 Japan Life Insurance Claim Satisfaction
Studies    . Contract Satisfaction Study based on a total of 4,490 life insurance policyholders who purchased or renewed coverage during the past year.
Claim Satisfaction Study based on a total of 3,776 policyholders who filed claims for medical benefits during the past year. japan.jdpower.com
2) 13   month policy persistency for 2012.
SM
SM
th

Financial Strength Symposium  6.18.2013
2008 2009 2010 2011 2012
Retirement
Accident & Health
Death Protection
Current Customers are Excellent Prospects
for Additional Coverage to Meet Needs
Annualized New Business Premiums
(1)
POJ Second Sales to Existing Customers
$107
$118
$123
$147
$192
($ millions)
1) Data based on Prudential of Japan sales to individual market; foreign denominated activity translated to U.S. dollars at uniform exchange rates; Japanese yen 80 per U.S. dollar.

3.0
2.5
2.0
1.5
1.0
0.5
0.0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20

Financial Strength Symposium  6.18.2013
Payoff from Quality
• Superior business drivers of LP model significantly increase the lifetime production of agent
Lifetime Sales of Agents
(1)
POJ Life Planners
Traditional Agent
+ LP Retention
+ LP Productivity
1) Assumptions for traditional agent: AP Productivity = $6,000 per month;  Agent Retention (Year 1/ Year 2/ Year 3+) = 55%/ 60%/ 80%
POJ LP: AP Productivity = $26,700 per month; Agent Retention (Year 1/ Year 2/ Year 3+) = 82%/ 80%/ 91%
3,165
3,284
1Q12 1Q13
$0.2 million
$0.6 million
$2.3 million
Cumulative Sales
($ millions)
Service Year

Financial Strength Symposium  6.18.2013
Life Planner Model Growth – Business Drivers
• Life Planner growth + productivity improvement results in superior performance
Number of
Life Planners
AP Productivity
Annualized New
Business Premiums
(1)
6,166
7,058
$16,600
$12,800
$899m
$1,347m
3%
5%
8%
5 Year CAGR (2007 – 2012)
1)
Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 80 per U.S. dollar; Korean won 1,160 per U.S. dollar.

Financial Strength Symposium  6.18.2013
Life Planner Model Growth – Financial Performance
• Sales growth + high persistency results in strong financial performance
Operating Revenue
Pre-tax Adjusted
Operating Income
$5,407m
$9,002m
$867m
$1,481m
11%
11%
5 Year CAGR (2007 – 2012)
Annualized New
Business Premiums
$899m
$1,347m
8%
(1)
(2)
1)
Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 80 per U.S. dollar; Korean won 1,160 per U.S. dollar.
2)
Reported basis – translated based on applicable average exchange rates for respective periods.

$350
$300
$250
$200
$150
$100
10% CAGR(2)
1Q09
1Q10
1Q11
1Q12
1Q13

Prudential

Financial Strength Symposium  6.18.2013
Prudential of Japan Sales Trend
($ millions)
Annualized New Business Premiums
(1)
Higher than run-rate due to:
- USD product re-pricing
- Tax law change
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 80 per U.S. dollar.
2) CAGR based on 2009 – 2013 (1Q).

21 Financial Strength Symposium 6.18.2013 Gibraltar Life

Financial Strength Symposium  6.18.2013
Integration Progress by Numbers…
• Incurred integration costs through 1Q13
• Total expected pre-tax integration costs
• Down $100 million from original estimate
• Targeted annual cost savings
• ~80% realized by 2012, 90% by 2013 on a run-rate basis
• Continue to “Prudentialize” sales force
• De-risked investment portfolio to align with Prudential standards
• Replaced lower margin product portfolio with higher margin products
• Enhanced risk management and internal controls
Star/Edison Integration Substantially Complete
$315 million
$400 million
$250 million

8,000
7,000
6,000
5,000
4,000
3,000
$68
$80
$97
Apr-01
3Q01
1Q02
1Q03
2010

Prudential

Financial Strength Symposium  6.18.2013
Gibraltar Life – Life Consultant Count and Sales
Historical Life Consultant Count & Sales
• Acquired Kyoei Life in 2001 – Life Consultant count reduced while sales grew
Annualized
New Business
Premiums ($m)
(1)
LC
(3)
Count
$132 (2)
First full quarter sales
6,281 LC’s
in Dec. 2010
7,457 LC’s
in April 2001
1)
Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 80 per U.S. dollar.
2)
Average quarterly annualized new business premiums in 2010.
3)
Life Consultant (LC).

Financial Strength Symposium  6.18.2013
Gibraltar Life – Post Star/Edison Acquisition
• Acquired Star and Edison in February 2011, added 7,300 agents upon acquisition
Life Consultant Count & Sales
Annualized
New Business
Premiums ($m)
(1)
LC Count
(2)
(3)
$132
$162
$189
$217
2010 1Q11 1Q12 1Q13
6,281
13,227
12,219
10,252
Gibraltar / Star / Edison
Merge Implemented
1)
Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 80 per U.S. dollar.
2)
One month of sales activities from Star and Edison included, due to one month lag reporting.
3)
Average quarterly annualized new business premiums in 2010.

Financial Strength Symposium  6.18.2013
Life Consultant Sales Trend
($ millions)
Annualized New Business Premiums
(1)
Higher than run-rate due to:
- USD product re-pricing
- Tax law change
Post Star/Edison Acquisition
$-
$50
$100
$150
$200
$250
$300
$350
1Q09 1Q10 1Q11 1Q12 1Q13
1)
Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 80 per U.S. dollar.
2)
CAGR based on 2009 – 2013 (1Q).

26 Financial Strength Symposium 6.18.2013 Bank Channel

Financial Strength Symposium  6.18.2013
Bank Channel Distribution Brings Growth & Challenges
• Enhances access to expanded
customer base and investable
wealth
• Strong growth potential through
development of new banking
relationships
• Competitive product portfolio
meets bank customer needs
• Strong brand name attracts
security focused customers
• Leverages infrastructure costs
Advantages
• Less influence over distribution
• Sales can be volatile due to
changes in interest rates and
competitor actions
• Profitability can vary with
changes in product mix
Challenges

Financial Strength Symposium  6.18.2013
Bank Channel Distribution – Prudential’s Response
• Focused on profitable growth
• Supplemental to captive channels
• Actively manage the channel
– Attractive margins        Active in the market
– Unattractive margins        Willing to pull back
• Recent actions in response to interest rate declines
– Sales caps
– Lowered guaranteed interest rate on yen single premium whole life from
1.0% to 0.8%
– Reduced commission rates
• Will not compete based on price

Financial Strength Symposium  6.18.2013
2008 2009 2010 2011 2012 1Q12 1Q13
USD Whole Life &
Retirement Income
JPY Single Premium
Whole Life
All Other
Bank Channel Sales Growth
Annualized New Business Premiums
(1)
($ millions)
$56
$138
$341
$600
$1,422
$190
$223
• Significant sales growth in 2011 and 2012 driven by JPY single premium whole life
• Partnering with all mega-banks in Japan.  70+ bank partners in total.
Sales of JPY
single premium
whole life have
declined in 2013
following the
re-pricing
in January
1)
Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 80 per U.S. dollar.

Financial Strength Symposium  6.18.2013
Affluent
Strategic Expansion Framework
Death protection
Customer
Segment
Whole life & Term
Primary
Customer
Needs
Product
Solution
• Meeting evolving customer needs through product and channel expansion
+ Mass affluent
+ Business owners
+ Retirement
+ Business planning
+ Accident & Health
+ Retirement income
+ USD products
Distribution
Life Planner

Financial Strength Symposium  6.18.2013
Affluent
Strategic Expansion Framework
Death protection
Customer
Segment
Whole life & Term
Primary
Customer
Needs
Product
Solution
+ Middle class
+ Teachers
• Meeting evolving customer needs through product and channel expansion
+ Mass affluent
+ Business owners
+ Retirement
+ Business planning
+ Accident & Health
+ Retirement income
+ USD products
Distribution
+ Multi-currency fixed
annuity
Death protection
+ Retirement
Whole life & Term
+ Accident & Health
+ Retirement income
+ USD products
Life Planner Life Consultant

Financial Strength Symposium  6.18.2013
Affluent
Strategic Expansion Framework
Death protection
Customer
Segment
Whole life & Term
Primary
Customer
Needs
Product
Solution
3    Party Channels
Bank / Independent Agency
+ High net worth
+ Savings
+ Single pay insurance
+ Middle class
+ Teachers
• Meeting evolving customer needs through product and channel expansion
Captive Channels
+ Mass affluent
+ Business owners
+ Retirement
+ Business planning
+ Accident & Health
+ Retirement income
+ USD products
Distribution
+ Multi-currency fixed
annuity
Death protection
+ Retirement
Whole life & Term
+ Accident & Health
+ Retirement income
+ USD products
+ Business owners
Death protection
+ Retirement
+ Business planning
+ Multi-currency fixed
annuity
Whole life & Term
+ Accident & Health
+ Retirement income
+ USD products
Life Planner Life Consultant
rd

Financial Strength Symposium  6.18.2013
Key Takeaways
• Solid business model with sustained track record of success
• High ROE, steady AOI growth, low volatility:  returns and earnings primarily the result of stable drivers
• Leading position in Japanese market (second largest market in the world), strengthened by Star / Edison acquisition
• Competitive advantages in distribution based on core Life Planner model, coupled with financial strength and reputation, driving growth across multiple channels
• Strong growth prospects enhanced by product portfolio serving lifetime financial security needs

Prudential’s U.S. Businesses Charles Lowrey Executive Vice President and Chief Operating Officer, U.S.

• Executive Summary • Overall U.S. Strategy • Review of U.S. Businesses • Conclusion Agenda 2 Financial Strength Symposium 6.18.2013

• Our U.S. businesses are positioned to benefit from a cyclical recovery, as well as from favorable secular growth trends, and to achieve appropriate returns
– Retirement
– Pension plan de-risking
– Longevity
– Individual asset accumulation
• Our primary focus is on profitable growth rather than on market share
– Expected returns drive decisions
– Sales volume is an outcome
• We have taken steps to reduce volatility
– Significantly scaled back Asset Management’s strategic investing
– Modified variable annuity benefits
• We are pursuing opportunities that capitalize on our combined set of business capabilities
– Pension Risk Transfer solutions
– Other platforms for asset management flows
3
Executive Summary
Financial Strength Symposium 6.18.2013

Agenda 4 • Executive Summary • Overall U.S. Strategy • Review of U.S. Businesses • Conclusion Financial Strength Symposium 6.18.2013

There are Three Elements to our U.S. Strategy
• Consistently focus on execution
– Manage profitability through pricing discipline and operational efficiency
– Carefully manage distribution systems
• Within each business, identify and pursue additional profitable growth opportunities
– Focus on secular growth trends within broader set of addressable markets
• Enhance our competitive advantage by leveraging the distinctive combination of capabilities across our businesses
5
Financial Strength Symposium 6.18.2013
– Product capabilities with respect to Insurance,  Asset Management, and Retirement and Annuities
– Capital and Risk Management capabilities

Trends Trends Opportunities Opportunities Prudential Solutions Prudential Solutions
Retirement Wave • 10,000 retirees every day through 2030
• Retirees and near-retirees control vast
majority of investable assets
• Outcome-oriented products
• Retirement income
Retirement Savings
Adequacy Gap
• Generations X and Y need to increase
retirement savings
• Innovative solutions to drive
higher savings, both in and out of
retirement plans
Changing U.S.
Retirement System
• Fundamental change in how corporate
defined benefit (DB) plans are managed
• Increased reliance on defined contribution
(DC) plans
• Liability-driven investing
• Pension Risk Transfer
• Stable Value
• DB-like outcomes
Longevity • A 65 year-old has a 26% chance of living to
90, and an 11% chance of living to 100
• Retirement income
• Living benefits
• Longevity insurance
Investment
Strategies
• Shift from focus on relative benchmark
returns to solutions that offer guarantees,
risk control, upside participation
• Institutional and retail outcome-
oriented solutions that leverage
asset management, risk
management, and insurance
capabilities
Collateral Effects of
Healthcare Reform
• Employers are revisiting overall employee
benefits strategy
• Group voluntary products
Several Trends are Creating Opportunities
Across our Markets
6
Financial Strength Symposium 6.18.2013

Our Businesses are Positioned to Capitalize on
Market Opportunities
• We like our business mix
– Divested non-core businesses
– Discontinued sales of non-core products
– Increased scale and capabilities in insurance through acquisition
– Expanded our retirement presence through Investment Only Stable Value and
Pension Risk Transfer
• Our portfolio of businesses provides diversification of risk exposure
– Equity markets
– Interest rate levels
– Mortality and longevity
• We serve a broad set of institutional and retail customers through multiple distribution channels
– Cross-business management of key client, distribution, and consultant relationships
7
Financial Strength Symposium 6.18.2013

Institutions

Individuals

Distributors

Prudential

1,500 Asset Management clients
7,900 Retirement DB and DC plans
22,500 Group institutional clients
We have an Extensive Presence across the
Institutional and Retail Marketplace
8
1) As of 3/31/13. Other data shown is as of 12/31/12.
2) Third party financial professionals counted on a product-by-product basis.
3.8 million DB and DC participants and annuitants
28 million Individuals covered by group insurance contracts
7 million Individual Life policyholders
1.3 million Individual Annuity contract holders
120,000
Third party financial professionals selling our products
2,700 Prudential agents
500 Prudential wholesalers
140 of Fortune 500 companies
78 of largest 100 U.S. retirement plans
Over 6 million retiree and
near-retiree customers
Financial Strength Symposium 6.18.2013
Numbers reflect rounding
(1)
(1)
(1)
(1)
(1)
(1)
(2)

We Benefit from a Diversified Business Mix
Less market sensitive businesses:
Retirement, Insurance
More market sensitive businesses:
Annuities, Asset Management
2012 Pre-Tax AOI
$2,580 million
1Q13 EOP Attributed Equity
$16.8 billion
1) Pre-tax Adjusted Operating Income (AOI) of the U.S. Businesses.
2) Attributed equity of the U.S. Businesses as of 3/31/13, excluding accumulated other comprehensive income.
3) Represents the U.S. Individual Life and Group Insurance Division.
Financial Strength Symposium 6.18.2013
9
(3) (3)
(3) (3)
Annuities
40%
Retirement
25%
Asset
Management
19%
Insurance
16%
Annuities
48%
Retirement
23%
Asset
Management
12%
Insurance
17%
(1)
(2)

Our Differentiated Product Capabilities are Wrapped in Strong Risk and Capital Management Capabilities Financial Strength Symposium 6.18.2013 10 Retirement and Annuities Insurance Asset Management

With these Product Capabilities, We Provide a Diverse
Set of Solutions to Individuals and Institutions
Retail Funds
and Institutional
Solutions
Protection and
Savings Solutions
Asset Accumulation
and Income Solutions
Risk Transfer Solutions
Financial Strength Symposium 6.18.2013
11
Insurance
Retirement and
Annuities
Asset
Management

12
Flows
Flows
Flows
These Solutions Generate a Broad Set of Customer Flows
Retail Funds
and Institutional
Solutions
Protection and
Savings Solutions
Asset Accumulation
and Income Solutions
Risk Transfer Solutions
Financial Strength Symposium 6.18.2013
Insurance
Retirement and
Annuities
Asset
Management

13
Our Product Capabilities also Create Additional
Asset Management Opportunities
Proprietary
Flows
Proprietary
Flows
Retail Funds
and Institutional
Solutions
Protection and
Savings Solutions
Asset Accumulation
and Income Solutions
Risk Transfer Solutions
Financial Strength Symposium 6.18.2013
Insurance
Retirement and
Annuities
Asset
Management

Our Capabilities are Mutually Supportive and, When Combined,
Address a Broader Set of Customer Needs
• Pension Risk Transfer
• Target Date Solutions
• Income Solutions
• Outcome-oriented
Investment Solutions
• Group/Individual Life
Combination Products
Retail Funds
and Institutional
Solutions
Protection and
Savings Solutions
Asset Accumulation
and Income Solutions
Risk Transfer Solutions
Financial Strength Symposium 6.18.2013
14
Retirement and
Annuities
Insurance
Asset
Management
Solutions leveraging our
combined capabilities:

Significant market opportunities exist for
Pension Risk Transfer
• Rising need for de-risking solutions for U.S. plan sponsors:
– Stricter pension funding rules
– Shift from DB to DC plans
– Increasing accounting transparency
– Asset risk and longevity risk awareness
• Market movements result in funded status volatility that has significant impacts on:
– Cash funding requirements
– Corporate earnings
– Shareholder equity
• Management of pension issues crowds out focus on core business
• In the U.S., increased PBGC premiums and anticipation of new valuation mortality table provide added incentives to transfer liabilities
• Catalysts are driving significant market opportunities:
– U.S. $2 – 2.4 trillion
– U.K. $1.5 trillion
– Canada $1.3 trillion
Catalysts
Target
Markets
Plan Sponsor
Perspective
15
Financial Strength Symposium 6.18.2013

Pension Risk Transfer draws upon
our full set of combined capabilities
Prudential is exceptionally well positioned by virtue of its:
Investment management skills
Risk management skills
Risk diversification: longevity
Actuarial capabilities
Prudential emerged as the U.S. Pension Risk Transfer market
leader with two industry-shaping buy-out transactions in 2012:
General Motors: $25 billion group annuity contract; 110,000 retirees
Verizon: $8 billion group annuity contract; 41,000 retirees
In 2011, Prudential executed the first buy-in transaction in the U.S.:
Hickory Springs Manufacturing Company:  $75 million
Prudential participates in the U.K. Pension Risk Transfer market as a longevity reinsurer:
Deutsche Bank, Rolls-Royce Pension Fund:  $780 million
Rothesay Life, Paternoster:  $723 million
Rothesay Life, Uniq Pic Pension Scheme:  $665 million
Rothesay Life, British Airways Pension Fund:  $160 million
Unique
Capabilities
Strong balance sheet
Respected brand
Retiree client service platform
Industry-leading talent
World-Class
Counterparties
16
Financial Strength Symposium 6.18.2013

Agenda • Executive Summary • Overall U.S. Strategy • Review of U.S. Businesses • Conclusion Financial Strength Symposium 6.18.2013 17

Annuities
• Market leading position across multiple distribution channels
• Disciplined approach to managing profitability and exposure
– Pricing discipline to ensure we meet our hurdle rates
– Sales discipline to ensure appropriate overall earnings mix
• Several product changes and introductions within the last year to reduce risk and volatility
• Source of proprietary investment management opportunities
• Additional profitable growth opportunities
– New products to meet market demand for a broad set of retirement income solutions
Financial Strength Symposium 6.18.2013
18

Annuities: Sales, Flows, and Account Values
19
Account Values
($ billions)
Sales and Net Flows
($ billions)
1)
As of end of period.
$21.8
$20.3
$20.0
$13.4
$11.7 $11.8
$0
$5
$10
$15
$20
$25
2010 2011 2012
Gross Sales Net Flows
$106.2
$113.5
$135.3
$0
$20
$40
$60
$80
$100
$120
$140
$160
2010 2011 2012
Financial Strength Symposium 6.18.2013
(1)

• Market leader in Institutional Investment Products
– Pension Risk Transfer
– Investment Only Stable Value
– Improves operational efficiency and customer experience
– Strengthens this platform for stable value and other investment products
• Balanced earnings mix between these two platforms
– Institutional Investment Products now contributes more than half of segment earnings
– Mix of fee and spread income
• Source of proprietary investment management opportunities
• Additional profitable growth opportunities:
– U.S. and International Pension Risk Transfer expansion – pace of transactions will be lumpy
– Additional markets for Investment Only Stable Value
– Addressing marketplace gaps in retirement plan coverage, retirement savings adequacy, and longevity protection
Retirement
20
Financial Strength Symposium 6.18.2013
Significantly enhancing our recordkeeping capabilities in Full Service, a fully integrated platform for DB, DC, and non-qualified plans
•

Financial Strength Symposium 6.18.2013
$34.6
$44.6
$71.4
$0
$10
$20
$30
$40
$50
$60
$70
$80
2010 2011 2012
Full Service Other Institutional Investment Products Pension Risk Transfer
$10.8
$19.3
$43.7
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
2010 2011 2012
$205
$230
$290
$0
$50
$100
$150
$200
$250
$300
$350
2010 2011 2012
Full Service Institutional Investment Products
Sales
($ billions)
Account Values
(1)
($ billions)
Retirement: Sales, Flows, and Account Values
Net Flows
($ billions)
1) As of end of period.
21

Asset Management
• $827 billion in assets under management as of December 31, 2012
• Robust organic growth through the financial crisis
– 22 consecutive quarters of positive third party institutional net flows
– Successful entry to the closed-end fund market
– Asset Management fees have grown at 12% annually since 2010
• Strong investment returns
– 74% of assets exceeded benchmarks over the past three years
• Continuing to reduce volatility from Other Related Revenue
• Additional profitable growth opportunities:
– Proprietary target date solutions, and other outcome-oriented solutions
– Further pension plan de-risking  (Pension Risk Transfer, Liability-driven investing)
– Increased proprietary flows from other business platforms
– Increasing globalization of asset management
22
1) Excluding money market flows.
Financial Strength Symposium 6.18.2013
(1)

$606
$718
$827
2010 2011 2012
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
Asset Management: AUM and Fees
23
Asset Management Fees
by Asset Type
($ millions)
AUM by Asset Type
($ billions)
Public Fixed Income
Private Fixed Income
Equity
Real Estate
Commercial
Mortgages
1) As of end of period.
2) Includes Commercial Mortgages.
$1,326
$1,541
$1,667
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2010 2011 2012
Fixed Income Equity Real Estate
Financial Strength Symposium 6.18.2013
(2)
(1)

Asset Management: Revenue Mix
24
1) Excludes Service, Distribution and Other Revenues.
2) Not restated for International Investments.
3) Includes CDOs.
2007
(1)(2)
$1.6 billion
2012
(1)
$1.9 billion
Asset Management Fees
Other Related
Revenue
Financial Strength Symposium 6.18.2013
66%
34%
89%
11%
Key developments since 2007:
• Growth in asset management fees
• Reduced strategic investing exposure from 2008 peak levels
– Interim portfolio reduced from $1.9 to $0.3  billion
– Total strategic investing portfolio reduced from $2.7 to $1.0 billion
– Strategic investments per fund reduced from $44 to $19 million
• Exited commercial mortgage securitization conduit
(3)

Asset Management: Flows
25
1) Third Party, excluding Money Market activity.
($ billions)
Net Flows
(1)
$28.7
$16.9
$17.2
$7.8
$5.7
$12.8
$36.5
$22.6
$30.0
$0
$5
$10
$15
$20
$25
$30
$35
$40
2010 2011 2012
Institutional Retail
Financial Strength Symposium 6.18.2013

$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$288
$28
$114
$9
$439
$159
$124
$111
($6)
$827

Prudential

Asset Management: AUM Growth Attribution
26
($ billions)
1) International Investment Management represents 12/31/12 EOP AUM. Results of the majority of the company's international investments operations, formerly included in the International Insurance segment, have been reclassified and included in the Asset Management segment as of 12/31/2012. This reflects the
Company's decision to align the management of these businesses.
2) Other includes Money Market flows, foreign exchange rate and other activity.
2002 AUM
Net Flows
2007 AUM
Net Flows
Market /
Asset
Appreciation
Other
International
Investment
Management (1)
Market / Asset
Appreciation
Other (2)
2012 AUM
Financial Strength Symposium 6.18.2013

Individual Life Insurance
• Market leader with strong profitability
– Maintaining pricing discipline
– Focusing on most profitable distribution partners
• Inherently stable business and important source of cash flow
• Product mix limits overall interest rate and equity market sensitivity
• Additional profitable growth opportunities
– Integration of Hartford Life acquisition
• Expands scale
• Provides complementary distribution
• Enhances product innovation capabilities
• Generates appropriate returns over time
– Underserved markets
27
Financial Strength Symposium 6.18.2013

Individual Life: New Business Premiums and In-force
28
1) Excludes corporate-owned life insurance.
2) As of end of period, before reinsurance ceded.
Annualized New Business Premiums
(1)
($ millions)
Face Amount In Force
($ billions)
$260
$278
$412
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
2010 2011 2012
Variable
Universal
Term
$613
$631
$670
$0
$100
$200
$300
$400
$500
$600
$700
$800
2010 2011 2012
Financial Strength Symposium 6.18.2013
(2)

Group Insurance
•
New senior management team
•
Making progress with respect to profitability in Disability
– One-third of the book has been repriced or lapsed over the past year
– Investing heavily in claims management
– Improving benefit ratio
•
Group Life benefiting from strong demand for voluntary products
– Approximately 70% of sales in 2012
•
Additional profitable growth opportunities from new and existing voluntary products
29
Disability Benefit Ratio

Life Benefit Ratio
Financial Strength Symposium 6.18.2013
92.3%
90.4%
89.3%
86.0%
95.4%
88.6%
90.7%
89.0%
92.2%
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
87.5%
93.0%
94.0%
104.0%
102.2%
97.4%
93.9%
98.7%
94.4%
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13

Group Insurance: Premiums
30
Annualized New Business Premiums
($ millions)
In Force Premiums
(1)
($ millions)
1) As of end of period; net of reinsurance.
$4,612
$5,071
$5,172
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2010 2011 2012
Life Disability
$568
$635
$439
$0
$100
$200
$300
$400
$500
$600
$700
2010 2011 2012
Voluntary Life Basic Life Disability
Financial Strength Symposium 6.18.2013

Agenda 31 Financial Strength Symposium 6.18.2013 • Executive Summary • Overall U.S. Strategy • Review of U.S. Businesses • Conclusion

Conclusion
• We have an extensive presence across the institutional and retail marketplace
• We are poised to continue to benefit from a cyclical recovery in the economy and capital markets
• We are favorably leveraged to longer-term secular growth trends
• Each respective business is focused on achieving profitable growth
– Sustaining strong execution and discipline in our current markets
– Identifying and pursuing additional growth opportunities
• Across our businesses, we are pursuing additional opportunities where we are competitively advantaged by our distinctive combination of capabilities
32
Financial Strength Symposium 6.18.2013
– Retirement
– Pension plan de-risking
– Longevity
– Individual asset accumulation

Prudential Annuities Robert O’Donnell President Prudential Annuities

Variable Annuities is a Core Prudential Business
2
In Force Valuation
• Our in force portfolio has significant value and will produce positive cash flows over the remaining life in diverse scenarios
Risk Management
• Our risk management efforts focus on reducing capital markets risk and maintaining a strong capital position
New Business
• Our new business produces positive cash flows and offers favorable returns in the current interest rate environment
Financial Strength Symposium 6.18.2013

Company
Perspective
Customer and Distributor
Perspective
Lifetime retirement income
security
Equity Market participation
Flexible access to account value
Account value protection in
down markets
Demonstrated commitment
to business
Innovative product offerings
Contributes to Prudential’s
business and risk diversification
Solid returns and growth
over time
Strong track record in product-
based risk management
Capital market protection
through hedging program
Value Proposition
3
Financial Strength Symposium 6.18.2013

Improving Risk Profile of
In Force Variable Annuity Block
4
1) Variable annuity account values were composed of 52% of equity funds and 48% of fixed income at end of 2009 and 57% of equity funds and 43% of fixed income at end of 2012.
Improved Risk
Profile
Living Benefit with
Auto-Rebalancing
Living Benefit without
Auto-Rebalancing
No Living Benefits
1 1
Year End 2009
(1)
$81 billion
Year End 2012
(1)
$132 billion
70%
12%
18%
43%
22%
35%
Financial Strength Symposium 6.18.2013

Key Risks and Risk Management
5
Risks
Mitigants
• Hedging mitigates capital market risk of living
benefit features
• Auto-rebalancing at contract level
• Account value is first source of funding for
lifetime income
• Rigorous management of asset allocation options
•
Assumptions based on industry standards
• Best estimates refreshed annually
•
Assumptions based on historical data
• Best estimates refreshed annually
Capital
Markets
Investment
Performance
Mortality/
Longevity
Policyholder
Behavior
Financial Strength Symposium 6.18.2013

In Force Valuation 6 Financial Strength Symposium 6.18.2013

Profile of Baseline Assumptions for In Force Contracts
7
1) Based on GAAP best estimates as of 12/31/12.
2) Long term expected equity market return. Expected return in four year look forward period is 9.1%.
3) Long term expected fixed income return.  Expected return in four year look forward period is 1.4%.
4) Policyholder behavior assumptions for guaranteed lifetime withdrawal benefit products only.
5) Lapse rates prior to the dynamic lapse adjustment.
6) After shock lapses.
Capital
Markets
Policyholder
Behavior
(4)
Baseline Assumptions
(1)
Equity Market Return
(2)
6.0% appreciation plus
2.0% dividend yield
Fixed Income Return
(3)
3.6%
Blended Return
~6.0% annually
Living Benefit Liability is Hedged
Base Annual Lapse Assumptions
Inside Surrender Charge Period
1.0%
(5)
Outside Surrender Charge Period
(6)
9.0%
(5)
Dynamic Lapse Assumption 5.4%
Benefit Utilization 95% take lifetime withdrawals
Benefit Efficiency
85% of guaranteed amount
Financial Strength Symposium 6.18.2013

In Force is Expected to Produce Positive
Future Cash Flows
8
Baseline Scenario Cash Flows
(1)(2)
$16.6
$27.5
$1.6
($2.0)
($10.5)
Fees, net of Expenses Benefits, net of
Hedging Recoveries
Investment Income Hedging Costs PV of Contract Cash
Flows
Financial Strength Symposium 6.18.2013
1)
Reflects total remaining contract cash flows based upon the in force book of business as of 12/31/12.
2)
Cash flows are shown on a present value basis, are discounted at the forward curve, and reflect the results of hedging activity.

In a Range of Capital Market Scenarios, the In Force Book
Produces Positive Cash Flows, Including the Impact of Hedging
9
PV of Total
Contract Cash
Flows
(1)(2)
Financial Strength Symposium 6.18.2013
$0.0
$
21.1
$18.4
$16.6
$5.0
+30%
+10%
Positive Markets
(3)
Baseline
Negative Markets
(4)
Break Even
(5)
Equity Markets
Immediate Shock +10% / +30% n/a -30%
n/a
Post-shock Annual Equity Returns Baseline Baseline Baseline -9% annually
Fixed Income
Long Term
Assumption + 100bps
Baseline Flat Baseline
1)
Reflects total contract cash flows based upon the in force book of business as of 12/31/12.
2)
Cash flows are shown on a present value basis, are discounted at the forward curve, and reflect the results of hedging activity.
3) The positive market scenarios reflects an immediate up shock of 10% & 30% on 12/31/12 followed by baseline equity market returns thereafter with fixed income returns 100bps above the expected long term rate.  Assumes baseline policyholder behavior assumptions.
4) The negative scenario reflects an immediate down shock of 30% on 12/31/12, followed by baseline equity returns, coupled with a flat 10-year treasury rate of 1.78%. Assumes baseline policyholder behavior.
5) The break-even scenario reflects annual equity return of -9% (including dividend yield).  Fixed income returns and policyholder behavior reflect our baseline assumptions.

Rate approaches 1%
as AV/PWV      20%
9% - Baseline lapse rate
5.4% - Current dynamic lapse
assumption
Lapse Rates Linked to “In-the-Moneyness”
10
Lapse Rates
(1)
by “In-the-Moneyness”
(2)
0%
2%
4%
6%
8%
10%
12%
14%
16%
0% 20% 40% 60% 80% 100%
Account Value (AV) / Protected Withdrawal Value (PWV)
Current GLWB Assumption
Financial Strength Symposium 6.18.2013
1) Lapse rates are  post surrender charge period, post “shock“ lapses experienced immediately after the surrender charge period and reflect GLWB product assumptions only.
2) “In-the-Moneyness” (Protected Withdrawal Value less Account Value) is used to develop the percentage of the protected withdrawal value that is covered by the account value.

Lifetime Withdrawal Benefit Utilization
and Efficiency Assumptions
• We assume 95% of policyholders exercise their lifetime withdrawal benefit
11
• For policyholders that do exercise their lifetime withdrawal benefit we assume greater efficiency than observed
% of AIA
(1)
82%
% of AIA
(1)
85%
Actual
Assumption
1) % of AIA (Annual Income Amount) represents the weighted average withdrawal rate as a percentage of maximum benefit withdrawal allowed without affecting future policyholder benefit payments for policyholders with a lifetime withdrawal benefit.
Financial Strength Symposium 6.18.2013

Strong, Positive Cash Flows Even if Future Policyholder
Behavior Deviates from Expectations
12
1) Reflects total contract cash flows based upon the in force book of business as of 12/31/12.
2)
3) The lower lapse scenario reflects a 20% reduction to baseline lapse rates across all periods.  Capital market and benefit utilization assumptions are unchanged relative to the baseline scenario.
4) The higher benefit efficiency scenario reflects a 10% increase in benefit efficiency (from 85% to 95%) across all periods.  Capital market and benefit utilization assumptions are unchanged relative to the baseline scenario.
PV of Total
Contract
Cash
Flows
(1)(2)
Financial Strength Symposium 6.18.2013
$17.6
$16.6
$13.6
Lower Lapses
(3)
Baseline
Higher Benefit
Efficiency
(4)
Lapses
All periods reduced by
20%
Baseline Baseline
Benefit Efficiency Baseline Baseline
95% of guaranteed
amount
Cash flows are shown on a present value basis, are discounted at the forward curve, and reflect the results of hedging activity.

Resilient Cash Flows Despite Severely Adverse Market and
Policyholder Behavior Scenarios
13
1) Reflects total contract cash flows based upon the in force book of business as of 12/31/12.
2) Cash flows are shown on a present value basis, are discounted at the forward curve, and reflect the results of hedging activity.
3) The lower lapse scenario reflects a 20% reduction to baseline lapse rates across all periods. Equity Markets reflect an immediate 30% down shock followed by baseline annual growth coupled with a flat 10-year treasury rate of 1.78%. Benefit utilization assumptions are unchanged relative to the baseline scenario.
4) The higher benefit efficiency scenario reflects a 10% increase in benefit efficiency (from 85% to 95%) across all periods. Equity Markets reflect an immediate 30%
down shock followed by baseline annual growth coupled with a flat 10-year treasury rate of 1.78%. Benefit utilization assumptions are unchanged relative to the baseline scenario.
PV of Total
Contract
Cash
Flows
(1)(2)
Financial Strength Symposium 6.18.2013
$3.4
$16.6
$1.0
Lower Lapses and Negative
Markets
(3)
Baseline
Higher Benefit Efficiency and
Negative Markets
(4)
Lapses All periods reduced by 20% Baseline Baseline
Benefit Efficiency Baseline Baseline 95% of guaranteed amount
Equity Markets
Immediate -30% equity shock
Baseline markets after
Baseline
Immediate -30% equity shock
Baseline markets after
Fixed Income Flat Baseline Flat

14
Notional amount –
cannot be accessed
by contract holder
1) Represents products with guaranteed lifetime withdrawal benefits (GLWB) as of 12/31/12.
2) Represents our living benefit exposure, as of 12/31/12, based upon policyholder's guaranteed lifetime annual income amount on that date.
Our True Exposure is Significantly Less Than
the Notional “In-the-Moneyness”
(1)
Protected
Withdrawal
Value
$109 billion
Notional
“In-the-
Moneyness”
$14 billion
Account Value
$95 billion
$2 billion
Cost, in excess of
account value, to buy
immediate annuity, to
defease the living
benefit liability,
which
is fully hedged
Economic
“In-the-Moneyness”
(2)
Financial Strength Symposium 6.18.2013

Risk Management 15 Financial Strength Symposium 6.18.2013

$30
$25
$20
$15
$10
$5
$-
Account Value ($ billions)
1,600
1,400
1,200
1,000
800
600
400
200
0
Average S&P 500 Level
17.4
10.0
1.3
5.5
1.2
6.8
0.8
8.8
0.6
20.1
0.8
21.7
1.1
17.9
1.1
16.5
Pre-2006
2006
2007
2008
2009
2010
2011
2012

Prudential

Account Value by Year of Issue
(1)
16
Total Account Value of $132 billion as of 12/31/12
1) Account value represents the variable annuity inforce account value as of 12/31/12 for policies sold in each cohort year and include subsequent premiums in the year the original policy was sold.
% of 12/31/12
Account Value
20.8% 5.2% 6.1% 7.3% 15.7% 17.1% 14.4% 13.4%
Total $107.3 billion Total $24.3 billion
Account Value w/Living Benefit Account Value w/o Living Benefit Average S&P 500 Level
Financial Strength Symposium 6.18.2013

Account Value ($ billions)
Average 10-year Treasury rate

Prudential

Reducing Risk Through Product Design and Pricing
17
• Increased living
benefit rider fee
• Reduced roll-up rate
• Increased living benefit rider fee
• Reduced roll-up rate
• Account doubling period
lengthened
De-risking
(2)
• Increased
living benefit
rider fee
• Increased
minimum issue
age
• Increased age
for 5% income
payout
• Eliminated
subsequent
premiums
• Stopped sales
of X-share
Total $131.6 billion
(1)
27.4 6.8 8.0 9.6 20.7 22.5 19.0 17.6
0.0%
2.0%
4.0%
6.0%
$
$5
$10
$15
$20
$25
$30
Pre-2006 2006 2007 2008 2009 2010 2011 2012
Account Values Average 10-year Treasury Rate
Financial Strength Symposium 6.18.2013
1) Account value represents the variable annuity in force account value as of 12/31/12 for policies sold in each cohort year and include subsequent premiums in the year the original policy was sold.
2)
Additional detailed product changes can be found in the appendix on slide 30.

Hedge Program Overview
18
•
Objectives
–
Severe scenario
protection
– Maximize capital
efficiency
– Minimize earnings
volatility
•
Strong performance
through full economic
cycles
Capital Markets Hedging
Overview
Capital Markets Hedging
Approach
• Aims to replicate the market
sensitivities of our living
benefits
•
Uses derivatives to ensure
protection in any economic
scenario
Financial Strength Symposium 6.18.2013

$ billion
0.3
0.3
0.7
(0.5)
(1.3)
(1.7)

Prudential

Historical Hedge Program Results
(1)(2)
19
1) Excludes differential related to the assumption unlocks because they are not hedged.
2) We hedge to our economic view of the liability. The hedge target is grounded in a GAAP/Capital markets valuation framework that incorporates modifications  to
GAAP including alteration to the risk-free return assumption to account for customer selected funds invested in risk bearing assets.
3)
(2)
(3)
1
0.0
0.0 0.0
0.1
0.1
$(4.5)
$(3.5)
$(2.5)
$(1.5)
$(0.5)
$0.5
2005 2006 2007 2008 2009 2011 2012
Yearly Net Gain/(Loss) vs. Hedge Target
Yearly Net Gain/(Loss) on Interest Rate Underhedge
Cumulative Net Gain/(Loss) vs. Hedge Target
Cumulative
Hedge
Differential
= ($0.5B)
2010
Financial Strength Symposium 6.18.2013
Prudential did not hedge 100% of the hedge target, but holds capital against a portion of the interest rate exposure rather than fully hedging the risk.
The underhedge mitigates enterprise exposure to rising interest rates.

GAAP Balance Sheet - VA Footprint
(1)
20
1) Includes Fixed Annuities.
2) Deferred Acquisition Costs (DAC) and Deferred Sales Inducements (DSI).
3) Accumulated Other Comprehensive Income.
4) Includes ~$4 billion of equity attributable to PrucoRe.
Assets Liabilities
Separate Account $117.9 Separate Account $117.9
Invested Assets $  16.2 General Account $  10.6
Hedge Assets $    3.9 Hedge Target Liability $    5.8
Other $    3.7 Other $    3.1
DAC & DSI
(2)
$    5.2 SOP 03-1 (DB/IB Reserve) $    0.7
Total Assets $146.9 Total Liabilities $138.2
AOCI
(3)
$0.5
Other Attributed Equity
(4)
$8.2
Total Equity $8.7
Balance Sheet
12/31/2012 ($ billions)
$20 billion of
liquid assets
$20 billion of
long term liabilities
Financial Strength Symposium 6.18.2013

Accounting Framework Captures the Fair Value of our
Living Benefit Liabilities
21
Prudential’s mark to market accounting framework, FAS 133/157, applies a valuation methodology that results in increased volatility in earnings and equity
1) Under FAS 133/157 accounting we are required to incorporate the market-perceived risk of our own non-performance (NPR) in the valuation of the embedded derivatives associated with our optional living benefit features.
Accounting
Framework
Reserve
Valuation
NPR
(1)
Earnings &
Equity
Volatility
Path Dependent
Required
Equity
Reserve
Impact
Path Dependent
FAS
133/157
Option Fair Value Included
SOP 03-1
Insurance
Best
Estimate
Excluded
Financial Strength Symposium 6.18.2013

Impact of Assumption Updates
Reflects Accounting Framework
• The impact of a change to baseline lapse assumptions measured under each construct
• The negative impact of a reduction to our lapse assumption is magnified under FAS 133/157
22
Assumption Update Impact of Lapse Reduction Assumption Update Impact of Lapse Reduction
1) The arrows above represent a proxy for SOP 03-1 & FAS 133/157 (excl. NPR) accounting frameworks. SOP 03-1 accounting utilizes management’s best estimates of capital markets performance to value liabilities while FAS 133/157 (fair value) accounting assumes a risk neutral environment.
SOP 03-1
(1)
FAS 133/157
(1)
Positive GAAP Net
Income Impact
Negative GAAP Net
Income Impact
Financial Strength Symposium 6.18.2013

Capital Protection Framework Provides
Sufficient Coverage in Tail Scenarios
1) Assumes shock occurs on 12/31/12 for overall block of business in force; represents gross change in statutory capital requirements, inclusive of capital requirements in reinsurance captive, immediately following shock.
Equity Shock Impacts
(1)
$ billions
Interest Rate Shock Impacts
(1)
$ billions
23
Combined Equity & Interest Rate Shock Impacts
(1)
$ billions
•
•
•
•
Capital Capital
Requirements Requirements
Increase
Decrease
Down 30%
Down 10%
Up 10% Up 30%
$(0.4) $(0.4)
$(0.7) $(0.7)
$2.7 $2.7
$0.4 $0.4
Capital Capital
Requirements Requirements
Increase
Decrease
Down 100 bps Down 10 bps Up 10 bps Up 100 bps
$(0.2) $(0.2)
$(0.7) $(0.7)
$1.2 $1.2
$0.0 $0.0
Increase
Decrease
-30% Equity &    -
100bps Interest
-30% Equity &
-10bps Interest
$2.3 $2.3
$0.5 $0.5
$5.1 $5.1
Capital Capital
Requirements Requirements
-10% Equity &
-100bps Interest
-10% Equity &
-10bps Interest
Financial Strength Symposium 6.18.2013
Capital
Protection
Framework:
On-balance
Sheet
Capital
Derivatives
Reinsurance
Contingent
Sources
of
Capital
$2.9 $2.9

New Business 24 Financial Strength Symposium 6.18.2013

25
Financial Strength Symposium 6.18.2013
• HDI 2.1 launched in February 2013, includes further de-risking measures
Rollup rate for protected value: 5% on highest daily value, limited to  earlier of 10 years or first lifetime withdrawal
Earliest age to receive 5% income payment rate is 70 (from 65)
Income payment rate reduced to 3.5% at ages 55-59
1/2
(from 4%)
and 4.5% at ages 65-69 (from 5%)
200% protected value guarantee at 12 years no longer available
Reduced compensation rates
Produces expected returns that meet or exceed targets even in an environment of continued low interest rates
New Business Offerings Increase Shareholder Value

New Business Produces Positive Cash Flows
1) Reflects total contract cash flows based upon the HDI 2.1 product design.
2) Cash flows are shown on a present value basis, are discounted at the forward curve, and reflect the results of hedging activity.
3) Each bar represents a discrete year.
26
PV of Cash PV of Cash
Flows Flows
(2)(3) (2)(3)
$146 million $146 million
PV of Fees
$380 million
PV of Expenses and
Benefits
($234) million
The present value of baseline new business cash flows equals $146 million per
$1 billion of sales
(1)
$(80)
$(60)
$(40)
$(20)
$-
$20
$40
$60
$80
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30
Financial Strength Symposium 6.18.2013

Variable Annuities is a Core Prudential Business
27
In Force Valuation
• Our in force portfolio has significant value and will produce positive cash flows over the remaining life in diverse scenarios
Risk Management
• Our risk management efforts focus on reducing capital markets risk and maintaining a strong capital position
New Business
• Our new business produces positive cash flows and offers favorable returns in the current interest rate environment
Financial Strength Symposium 6.18.2013

Appendix 28 Financial Strength Symposium 6.18.2013

$(1.5)
$(1.0)
$(0.5)
$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35
In Force Produces Positive Cash Flows
under Baseline Assumptions
29
The present value of remaining in force baseline cash flows equals $16.6 billion
(1)
PV of Fees
$27.8 billion
PV of Cash Flows
$16.6 billion
(2)(3)
PV of Expenses and Benefits
($11.2) billion
Financial Strength Symposium 6.18.2013
1)
Reflects total contract cash flows based upon the in force book of business as of 12/31/12 with each bar representing a discrete year.
2)
Cash flows are shown on a present value basis, are discounted at the forward curve, and reflect the results of hedging activity.
3) Reflects the baseline capital market and policyholder behavior assumptions found on slide 7.

Adapting to Changing Markets
30
Prudential
Rider
HD Lifetime HD Lifetime
Five Five
HD Lifetime HD Lifetime
Seven Seven
HD Lifetime HD Lifetime
Seven + Seven +
HD Lifetime HD Lifetime
Six + Six +
HDI HDI
HDI HDI
2.0 2.0
HDI HDI
v2.1 v2.1
Introduced
November
2006
January
2008
February
2009
August
2009
January
2011
August
2012
February
2013
Basis Point Basis Point
Charge Charge
(1) (1)
60
(2)
60 75 85 95 100 100
Age for Age for
5% Payout 5% Payout
(1) (1)
55 55 59
1/2
59
1/2
59
1/2
65 70
200% 200%
Protected Protected
Value Value
Guarantee Guarantee
10 yrs 10 yrs 10 yrs 10 yrs 12 yrs 12 yrs N/A
Minimum Minimum
Issue Age Issue Age
(1) (1)
55 55 45 45 45 50 50
Average Average
S&P 500 S&P 500
(3) (3)
1,467 1,195 863 1,118 1,298 1,430 1,532
(4)
Average 10 yr Average 10 yr
TSY TSY (3) (3)
4.63% 3.58% 3.21% 3.29% 2.45% 1.74% 1.97%
(4)
1) Single life contract.
2) HD Lifetime Five basis point charge based on account value, all other products based on protected withdrawal value.
3) Represents the average S&P 500 level and 10yr treasury rate until the introduction of the next product change.
4) Average as of 3/31/13.
Financial Strength Symposium 6.18.2013

$572
$462
$313
$589
$884
$984
$652
$(955)
$672
$950
$662
$1,039
$(1,500)
$(1,000)
$(500)
$-
$500
$1,000
$1,500
2007 2008 2009 2010 2011 2012
Adjusted operating income
($ millions)
Reported
$503
Six Year
Average
Excluding Excluding
indicated indicated
items items
$634 $634
Growing Baseline Operating Results
31
Excluding impact of:
• Changes in the estimated profitability on reserves for GMDB/GMIB
• Amortization of DAC and other costs
• Other discrete items
Reported
(1)
1) Inclusive of expenses estimated in excess of baseline level for 2012.
Financial Strength Symposium 6.18.2013

$ billions
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

Prudential

47%
51%
53%
56%
59%
61%
63%
64%
65%
67%
69% 70%
21%
19%
18%
17%
16%
15%
14%
14%
14%
13%
12%
12%
32%
30%
29%
27%
25%
24%
23%
22%
21%
20%
19%
18%
$85
$84
$93
$102
$110
$112
$103
$110
$120
$120
$129
$132
$-
$20
$40
$60
$80
$100
$120
$140
With living benefits,
With automatic rebalancing
With living benefits,
Without automatic rebalancing
Without living benefits
Improving Risk Profile
32
Variable Annuity
Account Value Risk Profile
(1)
1) As of end of period.
Financial Strength Symposium 6.18.2013

Investment Portfolio Scott Sleyster Chief Investment Officer

High Yield exposure weighted towards higher quality and asset-rich sectors; emphasis on allocations to
Private Placements with strong covenant packages and ability to restructure.
Well Positioned Investment Portfolio
2
Financial Strength Symposium 6.18.2013
Investment Management is a core competency for Prudential.
•
Portfolio is managed by the CIO Organization, with investment limit structures and guidelines controlled by the Enterprise Risk Management Organization.
•
Risk limits and exposure ranges are approved annually by the Investment Committee of the Board of
Directors.
Our General Account investment portfolio is well diversified across asset classes, industry sectors, geographic regions and issuers.
We underwrite much of our own credit risk through direct originations of Commercial Mortgages and Private
Placements.
•
Exposure to Commercial Mortgages is very well diversified with strong overall debt service coverage and modest loan-to-value ratios.
•
Typical Private Placement offers strong covenant package and the ability to restructure.
•
Very strong originations of higher spread Private Placements and Commercial Mortgages have helped to moderate yield loss in the current low interest rate environment.
Recent acquisitions have added over $40 billion to the U.S. Financial Services Businesses (FSB) portfolio:
•
Two Pension Risk Transfer (PRT) deals, General Motors and Verizon, closed in the fourth quarter of 2012 and added approximately $33 billion
•
Hartford Life  was added in the first quarter of 2013, increasing the portfolio by approximately $8 billion.

Broad Investment Expertise Supports Risk Diversification
3
Public Fixed Maturities
68%
Private Fixed Maturities
10%
Commercial Loans
(2)
8%
Equities, 2%
Other Long-term
(4)
, 2%
Short Term & Other, 2%
Policy Loans, 2%
TAASIL
(3)
6%
FSB General Account
Investment Portfolio
$331 Billion
(1)
FSB General Account
Fixed Maturities
$258 Billion
(5)
(6)
(7)
78%
Financial Strength Symposium 6.18.2013
Corporate Securities
Japanese Government Bonds
Other Foreign Government Bonds
U.S. Government
Commercial Mortgage Backed
Securities
Residential Mortgage Backed
Securities
Asset Backed Securities
40%
21%
5%
4%
3%
2%
2%
(1)
As of March 31, 2013 at balance sheet carrying amount. Financial Services Businesses (“FSB”) excludes invested assets of trading operations and asset management operations.
(2)
Commercial Mortgage
and other loans.
(3)
Trading Account Assets Supporting Insurance Liabilities (investment results expected to ultimately accrue to contract holders).
4)
Other Long-term Investments consist of real estate and non-
real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership and other miscellaneous investments.
(5)
Percent of Investment Portfolio, based on Fair
Value.
(6)
Includes state, and municipal securities, and securities related to the Build America Bonds program.
(7)
Includes securities collateralized by sub-prime mortgages.

Limited Exposure to NAIC 3 – 6
4
$6,112m
$1,864m
$618m
$146m
As of March 31, 2013 at Amortized Cost. Reflects equivalent ratings for investments of the International Insurance operations.
Financial Strength Symposium 6.18.2013
Highest and High
(NAIC 1,2)
96.3%
Other
(NAIC 3 - 6)
$8,740 million
Total FSB GA Fixed Maturity Portfolio
100% = $236 Billion (1)
3.7%
Highest and High (NAIC 1,2) rated securities comprise over 96%
of the FSB General Account Fixed Maturity Portfolio.
High Yield exposure weighted towards higher quality (NAIC 3).
Emphasis on allocations to Private Placements with strong
covenant packages and ability to restructure.
37%
39%
49%
58%
42%
NAIC 6 NAIC 5 NAIC 4 NAIC 3
61%
63%
51%
Private Fixed Maturities: $3,450 million
Public Fixed Maturities: $5,290 million
(1)

5
5.7%
7.7%
5.3%
5.1%
5.0%
4.9%
4.2%
4.0%
3.3%
5.7%
4.8%
Represents Statutory data for the domestic insurance companies General Accounts only. Percent of invested assets less policy loans.
NAIC 3 & Below as a Percentage of Invested Assets
December 31, 2012
Statutory Asset Allocation
(1)
Financial Strength Symposium 6.18.2013
NAIC 5 & 6
NAIC 3
2.7%
0.7%
4.3%
0.6%
1.7%
3.3% 3.3%
3.6%
3.1%
4.0%
2.8%
3.0%
2.0%
2.6%
1.9%
0.9%
1.0%
1.3%
1.2% 1.4%
0.8%
1.4%
1.1%
1.7%
1.7%
0.7%
0.6%
0.6%
0.3%
0.6%
0.9%
0.4%
0.5%
MET
(ex. ALICO)
Public Co.
Composite
PRU
CBB
PFG PRU GNW
AIG
PRU
FSB
MFC
LNC HIG
0.6%
NAIC 4
(1)

FSB General Account
(1)
6
The long duration nature of the liabilities in the Japanese portfolio creates a natural appetite for government/agency bonds, limiting the allocation to primarily Public and Private Fixed Maturities and Commercial Mortgage Loans.
Financial Strength Symposium 6.18.2013
(2)
(3)
55%
45%
29%
13%
5%
12%
4%
2%
2% 2%
1%
3%
1%
2%
2%
10%
1%
11%
Governments
Public Fixed
Maturities
Private Fixed
Maturities
Commercial
Loans
Equities
Other
Long-term
Short-term
& Other
Policy
Loans
TAASIL
FSB General Account, ex. Japanese Operations: $185 Billion
FSB General Account, Japanese Operations: $146 Billion
(1)
As of March 31, 2013 at balance sheet carrying amount. Excludes invested assets of trading operations and asset management operations.
(2)
Commercial Mortgage and other loans.
(3)
Trading Account Assets Supporting Insurance Liabilities (investment results expected to ultimately accrue to contract holders).

Asset Selection Focus on Quality
7
FSB General Account
Fixed Maturity Portfolio
(1)
($ in billions)
Amortized Cost. Reflects equivalent ratings for investments of the International Insurance operations.
(2)
(3)
Financial Strength Symposium 6.18.2013
96%
$104.4
$111.9
$113.5
$127.7
$134.8
$147.4
$200.9
$240.5
$235.9
$88.9
$95.1
$82.8
$54.4
$46.1
$36.8
$30.8 $28.0
$28.1
27%
25% 27%
29%
34%
37%
41%
40%
38%
$138.3
$136.5
$108.8
$84.3
$79.2 $81.9
$75.2
$76.8
$70.3
67%
69% 66%
64%
59%
57%
54%
56%
58%
$6.0    6%
$7.1    6%
$7.5    7%
$9.0    7%
$9.5    7%
$8.7    6%
$9.3    5%
$8.9    4%
$8.7     4%
1Q 2013 2012 2011 2010 2009 2008 2007
2006
2005
High or Highest Quality: Governments
Other Securities
NAIC 1-2
NAIC 3-6
(1)
(2)
(3)
High or Highest Quality: Non-Governments
(2)

Defensively Positioned Corporate Bond Portfolio
8
Corporate Bond Holdings by Sector
(1)
Financial Services Businesses vs. Barclays U.S. Corporate Index Index
March 31, 2013
FSB Data includes Public and Private holdings. Based on Market Value.
Financial Strength Symposium 6.18.2013
Financial Services Businesses Exposure
Over / Under Weight Barclays U.S. Corporate Index
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
Finance Consumer
Noncyclical
Utility Capital
Goods
Consumer
Cyclical
Energy Communi-
cation
Basic
Industry
Trans-
portation
Technology Other
Industrial
(1)

Strong and Well Diversified Commercial Loan Portfolio
9
As of March 31, 2013 at balance sheet carrying amount.
As of March 31, 2013 at gross carrying value.
Excludes Agricultural loans (Commercial only). ACLI data as of 12/31/12 (latest available).
Other consists of golf courses, ski resorts, parking garages, self-storage, hospital and ground leases.
Financial Strength Symposium 6.18.2013
Commercial Mortgage and
Other Loans
$27,926 million (2)
Weighted Average Debt Service Coverage Ratio (DSCR) 2.14x
Weighted Average Loan to Value Ratio (LTV) 57%
Agricultural and Commercial Loans at a Fixed Rate 97%
Over 30 Days Past Due 0.5%
FSB General Account Portfolio
100% = $331 Billion (1)
(4)
(3)
8.4%
25%
17%
23%
26%
21%
33%
18%
16%
9%
4% 4%
4%
Hospitality Senior Living
& Other
Multi-
Family
Office Retail Industrial
Prudential
ACLI ex. Prudential
Pacific
31%
South Atlantic
20%
Middle Atlantic
14%
East
North
Central
9%
West South
Central
10%
Asia
3%
East South
Central
1%
West North
Central
2%
New England
3%
Mountain
5%
Other
2%
(3)
(1)
(2)
(3)
(4)

Commercial & Agricultural Mortgage Loan Portfolio
10
FSB General Account
(1)
($ in millions)
As of March 31, 2013, the valuation allowance for the FSB GA commercial mortgage and other loan portfolio was
$187 million, a decrease of $56 million from the year ago quarter.
We annually revalue the portfolio using conservative up-to-date cap rates. Watchlist and closely monitored loans are re-evaluated quarterly.
(1)
As of March 31, 2013 at gross carrying value.
Financial Strength Symposium 6.18.2013
Quality of the Loan portfolio has
rebounded from the crisis.
Greater
than 2.0x
1.8x
to 2.0x
1.5x
to < 1.8x
1.2x
to < 1.5x
1.0x
to < 1.2x
Less
than 1.0x
Totals
0%-49.99% 4,122 $                   1,009 $                   919 $                       882 $                         220 $                         97 $                           7,249 $
50%-59.99% 2,396                       493                          1,269                       1,005                        283                            58                              5,504 $
60%-69.99% 3,226                       726                          1,612                       1,617                        511                            167                            7,859 $
70%-79.99% 1,145                       271                          746                          1,094                        526                            87                              3,869 $
80%-89.99% -                           -                           3                               72                              335                            165                            575 $
90%-100% 12                             -                           65                             72                              42                              149                            340 $
Greater than 100% -                           -                           12                             -                             -                             100                            112 $
Totals  10,901 $                2,499 $                   4,626 $                   4,742 $                     1,917 $                     823 $                         25,508 $
1Q 2013 249 $                         0.98%
4Q 2012 297 $                        1.23%
4Q 2011 627 $                        2.85%
4Q 2010 1,130 $                    5.71%
4Q 2009 1,141 $                    5.91%
Debt Service Coverage Ratio (DSCR)
Dollar amount
and portion of
higher LTV,
lower DSCR
(Shaded area):

Commercial Mortgage Market Delinquencies
11
Financial Strength Symposium 6.18.2013
Commercial / Multifamily Mortgage Delinquency Rates
Among Major Investors - 4Q 2012
0.08%
0.24%
0.19%
2.62%
Source: Mortgage Bankers Association – Q4 2012 Mortgage Delinquency Rates For Major Investor Groups (March 2013).
Life Insurance
Fannie Mae
Freddie Mac
Banks & Thrifts
5%
4%
3%
2%
1%
0%
Q4-01
Q4-02 Q4-03
Q4-04 Q4-05 Q4-06
Q4-07 Q4-08
Q4-09
Q4-10
Q4-11 Q4-12

AAA	AA	A	BBB	BB and Below	Total	Fair Value
$ 6,962	$ 711	$ 87	$ 32	$ 10	**$ 7,802**	$ 8,334

$ 6,598	Super Senior AAA Total
49.85%	Super Senior AAA Shorter Duration Tranches [2]

Prudential

Commercial Mortgage-Backed Securities
(1)
12
FSB General Account
Amortized Cost at Lowest Rating Agency Rating
($ in millions)
As of March 31, 2013.
Percentage of Super Senior AAA securities which are shorter duration tranches.
99.5% rated A or better; 89.2% rated AAA.
Focus on Super Senior AAA rated tranches.
No Mezzanine AAA holdings.
Financial Strength Symposium 6.18.2013
(1)
(2)

$ % $ % $ %
Fixed Maturities 94,479 $   64.6% 31,000 $        (1,889) $     123,590 $ 69.1% 6,900 $       (2,170) $ 128,320 $ 69.2%
Commercial Loans 20,165       13.8% -                   302              20,467       11.4% 700              363         21,530       11.6%
Equities 2,778         1.9% -                   127              2,905         1.6% 90            2,995         1.6%
Short Term & Other 4,356         3.0% -                   681              5,037         2.8% -               (279)        4,758         2.6%
Other Long-term Investments
(1)
2,494         1.7% 2,000              (44)              4,450         2.5% (73)          4,377         2.3%
Policy Loans 3,694         2.5% 96                3,790         2.1% 600              10            4,400         2.4%
TAASIL 18,299       12.5% 453              18,752       10.5% 269         19,021       10.3%
Totals 146,265 $ 100.0% 33,000 $        (274) $         178,991 $ 100.0% 8,200 $       (1,790) $ 185,401 $ 100.0%
FSB ex. Japanese
Operations
September 30, 2012 December 31, 2012 March 31, 2013 Pension Risk
Transfer $
4Q
Activity
1Q
Activity
Hartford $
FSB ex. Japanese
Operations
FSB ex. Japanese
Operations
Growth in General Account Portfolio
13
Financial Strength Symposium 6.18.2013
Investment Portfolio
FSB ex. Japanese Operations General Account
($ in millions)
Other Long-term Investments consist of real estate and non-real estate related  investments in joint ventures and partnerships, investment real estate held through direct ownership and other miscellaneous investments.
- Data for quarter-ends and PRT and Hartford acquisitions from 4Q 2012 10K and 1Q 2013 10Q, respectively, and is stated at balance sheet carrying value.  Activity denotes asset purchases, dispositions, and valuation activities during the quarter, outside of the PRT and Hartford acquisitions.
Since the 3 quarter of 2012, Prudential recorded approximately $41 billion of assets related to two significant pension risk transfer deals, and the acquisition of the life insurance business from Hartford.
Transferred assets consisted of approximately $38 billion of Public Bonds and $2 billion of Private Equity.
• The addition of these assets to our portfolio increased PFI’s investments in Fixed Maturity Securities and
Other Long-term Investments by approximately 14%, and 30%, respectively.
Transferred fixed maturity assets have similar credit risk as our existing portfolio – the deals did not weaken the quality of our
portfolio.
No Privates or Mortgages were included in the pension risk transfer, which lowered our overall allocation to these asset classes.
rd
*
(1)

Spread
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12

Percent
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12

Prudential

Low Rate Environment
14
Strong Private Placement and Commercial Mortgage production by our investment staff over the past few years has helped to lessen the decline in portfolio yield due to lower reinvestment rates.
• Our investment staff has originated the majority of our private placement originations through direct borrower relationships.
o
Opportunity for better terms, including covenants and call protection, and to take advantage of innovative deal structures.
Financial Strength Symposium 6.18.2013
Key Challenge: Declining Spreads and Treasury Yields
700
600
0
100
200
300
400
500
4.5
4.0
0.5
1.0
1.5
2.0
2.5
3.5
3.0
Public Corporate BBB 10yr
Public Corporate AA 10yr
Commercial Mortgage A- 10yr
U.S. Treasury 10yr
U.S. Treasury 5yr
0.0
Many of our competitors supplement their Private Placement originations using the secondary 144A market.

Fixed Maturities and Commercial Mortgage Yields
(1)
15
Commercial Mortgage Yields
Fixed Maturity Yields
Excludes realized investment gains (losses) and non-hedge accounting derivative results. Yields are annualized for interim periods. Yields for commercial mortgage and other loans and are based on quarterly average carrying values and include investment income related to commercial loans that support insurance liabilities, for which the investment results generally accrue to contract holders. Yields for fixed maturities are based on amortized cost and are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current period presentation. Shown Treasury yields are quarterly averages.
Financial Strength Symposium 6.18.2013
Decline largely attributable to the addition
of assets from the PRT and Hartford
transactions at current market yields.
5.68%
5.46%
5.38%
5.24%
4.61%
3.32%
3.49%
3.20%
1.83%
1.95%
3.32% 3.49%
3.20%
1.83%
1.95%
5.77%
5.95%
6.16%
5.69%
5.29%
FSB GA, ex. Japan
10 Year U.S. Treasury
FSB GA, ex. Japan
10 Year U.S. Treasury
1Q 2009 1Q 2010 1Q 2011 1Q 2012 1Q 2013
1Q 2009 1Q 2010 1Q 2011 1Q 2012 1Q 2013
(1)

Key Takeaways
16
High quality, well diversified portfolio.
Recent PRT deals and the Hartford Life acquisition have significantly increased the size of the FSB investment portfolio.
Continue to prefer to underwrite and manage our credit risk directly.
•
High priority on private asset classes, both Corporates and Mortgages.
•
Disciplined approach to Commercial Mortgage Loan underwriting and diversification.
Current High Yield asset mix is based on:
•
Experience in private sector.
•
Commitment to managing credit risk directly.
Our CMBS portfolio is well constructed.
While low reinvestment rates have put downward pressure on our portfolio yield, strong Private
Placement and Commercial Mortgage production by our investment staff over the past several years has helped to lessen the decline.
Financial Strength Symposium 6.18.2013

Capital and Liquidity Management Ken Tanji Senior Vice President Treasurer Prudential Financial, Inc.

2 Financial Strength Symposium 6.18.2013 Superior Value Proposition for Customers, Creditors & Investors Delivering Superior Value Financial Strength Strong Ratings Sustainable ROE

Capital Management Philosophy
3
Protect
Downside
• Adequate capital and
liquidity
• Appropriate financial
leverage
Deploy Capital
for Growth
• Organic Growth
• Opportunistic
Business Expansion
/ M&A
Distribute to
Shareholders
• Stable dividend
payout ratio
• Share repurchases
Financial Strength Symposium 6.18.2013

Approach to Capital and Liquidity Management
Capital Protection
Framework
Liquidity
Diverse sources provide
significant financial flexibility
Competitive levels of capital
under stress
Financial Strength
AA standards for capital,
leverage and liquidity
Financial Strength Symposium 6.18.2013
4

On Balance Sheet Capital
Financial Services Businesses (“FSB”)
5
($ in Billions)
12/31/12
Required Capital
(1)
~$34.2 - $34.7
Attributed Equity
(2)
$27.1
Capital Debt and Hybrids $10.6
Total Capital Outstanding $37.7
Total Available On Balance Sheet Capital
(3)
~$3.0 - $3.5
Estimated “Readily Deployable” Capital ~$1.5 - $2.0
1) Required Capital represents the amount of GAAP capital necessary to support business risk based on AA Financial Strength rating targets in the insurance operating entities.
2) Excludes total accumulated other comprehensive income.
3) Based on targeted Risk Based Capital (“RBC”) ratio of 400% for Prudential Insurance and equivalent levels of capital at other insurance operating entities.
Financial Strength Symposium 6.18.2013

71%
73%
4%
12%
25%
15%
27.7%
24.4%
December 31, 2011 December 31, 2012
Capital Debt
Hybrids
GAAP Equity
Financial Leverage Ratio
Reducing Leverage and Strengthening
FSB Capital Structure
6
Composition of Outstanding Capital and
Financial Leverage Ratio
Financial Strength Symposium 6.18.2013
1) Excludes the impact of FX remeasurement to GAAP Equity of $1.0 billion and ($0.2) billion as of December 31, 2011 and 2012, respectively.
2) Excludes accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.
3) Assumes 25% equity credit for Hybrids.
4) Reflects the retrospective adoption of amended accounting guidance for deferred policy acquisition costs effective January 1, 2012, which reduced equity by $2.8 billion. Also reflects a discretionary change in accounting principle related to the Company's pension plans.
(1)(2)
(4)
100%
100%
(1)(2)(3)

Regulatory Capital Ratios
7
Risk Based Capital Ratio (“RBC”) (1) Target December 31, 2012
Prudential Insurance 400% 456%
1) The inclusion of RBC measures is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.
2) Based on Japanese statutory accounting and risk measurement standards applicable to regulatory filings as of March 31, 2013.
3) Gibraltar consolidated basis.
Solvency Margin Ratio Target March 31, 2013
Prudential of Japan
(2)
600 - 700% 749%
Gibraltar Life
(2)(3)
600 - 700% 896%
Financial Strength Symposium 6.18.2013

Liquidity Management Philosophy
8
Financial Strength Symposium 6.18.2013
Liquidity is managed for each legal entity separately with a robust asset/liability management discipline
We manage holding company cash to a Board-approved minimum balance of
$1.3 billion
• We maintain access to significant alternative liquidity sources
• We issue only a modest amount of commercial paper
We opportunistically pre-fund our debt maturities

Financial Strength Symposium 6.18.2013
1) Reflects dividends and returns of capital to PFI.
Cash Flows from Subsidiaries
(1)
2007 2008 2009 2010 2011 2012
Prudential Insurance
International
Asset Management
Prudential Annuities
Other
$ in BIllions
$3.2
$1.3
$4.0
$3.2
$2.9
$3.3
9

Holding Company Liquidity
10
Financial Strength Symposium 6.18.2013
1) PFI cash, cash equivalents and short-term investments, less short-term intercompany borrowings and commercial paper.
2) Includes $1.75 billion shared with Prudential Funding, LLC (“PFLLC”) / Prudential Insurance.
3) Primarily includes Enterprise Liquidity Account.
4) Based on estimated incremental market capacity. $233 million of Prudential Financial, Inc. commercial paper was outstanding as of March 31, 2013.
(1) (2)
(3) (4)
Cash Cushion
$1.3
Cash Cushion
$1.3
$3.3
$9.1
$3.8
$1.0
$1.0
Net Cash Committed Credit Lines Internal Sources Commercial Paper Capacity Total Liquidity Resources
PFI Alternate Sources of Liquidity
As of March 31, 2013
($ in Billions)
$4.6
$10.4

Prudential Insurance Liquidity
11
1) Represents cash, cash equivalents and short-term investments of the Financial Services Businesses and Closed Block Business as of March 31, 2013.
2) $2.3 billion of capacity from the Federal Home Loan Bank of New York was used as of March 31, 2013 in the form of advances and funding agreements. Borrowings are subject to the availability of qualifying assets at Prudential Insurance.
3) Credit facility shared between PFI and Prudential Funding, LLC (“PFLLC”), a subsidiary of PICA.
4) Based on estimated incremental market capacity. $731 million of PFLLC commercial paper was outstanding as of March 31, 2013.
• In addition, PICA has substantial available liquid assets for securities lending
Financial Strength Symposium 6.18.2013
(1)
(2)
(3)
(4)
$4.8
$14.0
$4.4
$1.8
$3.0
Cash Additional FHLBNY Capacity Committed Credit Lines Commercial Paper Capacity Total Liquidity Resources
PICA Alternate Sources of Liquidity
As of March 31, 2013
($ in Billions)

Stress Parameters

- Equity Market Decline
- Interest Rate Shock
- Credit Shock
- Currency Shock

Our Toolbox

- On Balance Sheet Capital Capacity
- Derivatives
- Reinsurance
- Contingent Capital

Prudential

Capital Protection Framework 12 Financial Strength Symposium 6.18.2013

Summary
• Our value proposition is built on the foundation of:
–
Financial strength
–
Strong ratings
–
Attractive returns
• Our capital management philosophy provides protection in times of stress and preserves our ability to deploy capital for growth opportunities or through shareholder distributions.
• Our strong liquidity position and access to diverse sources of liquidity provide financial flexibility in times of stress.
Financial Strength Symposium 6.18.2013
13